UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

CANNAE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

CARRONADE CAPITAL MASTER, LP

CARRONADE CAPITAL MANAGEMENT, LP

CARRONADE CAPITAL GP, LLC

CARRONADE CAPITAL MANAGEMENT GP, LLC

DAN GROPPER

MONA ABOELNAGA

BENJAMIN C. DUSTER, IV

DENNIS A. PRIETO

CHÉRIE L. SCHAIBLE

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Carronade Capital Master, LP (“Carronade”), together with the other participants in its solicitation, has filed a definitive proxy statement and accompanying GOLD universal proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of Carronade’s slate of four director nominees at the 2025 annual meeting of shareholders (the “Annual Meeting”) of Cannae Holdings, Inc., a Nevada corporation (the “Company”). Carronade has filed a supplement to its definitive proxy statement that includes certain additional information on the Annual Meeting.

Item 1: On November 10, 2025, Carronade issued an Investor Presentation, which is attached hereto as Exhibit 1 and incorporated herein by reference.

Item 2: Also on November 10, 2025, Carronade issued the following press release:

Carronade Capital Issues Investor Presentation Detailing the Need for Change at Cannae Holdings

Outlines Key Initiatives to Reverse Chronic Underperformance, Restore Investor Confidence, Improve Governance, and Drive Value Creation at Cannae

Highlights Need to Elect Four New, Truly Independent and Experienced Directors to Instill Accountability in the Boardroom and Improve Shareholder Returns

Urges Shareholders to Send a Clear Message that the Status Quo is No Longer Acceptable by Voting “FOR” Carronade’s Nominees on Carronade’s GOLD Proxy Card Today

DARIEN, Conn., November 10, 2025 – Carronade Capital Master, LP (together with its affiliates, “Carronade Capital”, “our” or “we”), which beneficially owns approximately 3.2 million shares of Common Stock of Cannae Holdings, Inc. (NYSE: CNNE) (“Cannae” or the “Company”) and is one of the Company’s top shareholders, today issued a presentation underscoring the urgent need for change and detailing several achievable value creation initiatives to help restore shareholder confidence, improve governance and unlock value at Cannae.

The presentation also provides detailed information on Carronade’s slate of four highly qualified, independent candidates – Mona Aboelnaga, Benjamin Duster, Dennis Prieto and Cherie Schaible – nominated for election to Cannae’s Board of Directors (the “Board”) at the Company’s upcoming 2025 Annual Meeting of Shareholders on December 12th, 2025.

The full presentation is available here.

Carronade said:

“Cannae holds a valuable collection of assets, yet years of poor strategic decisions, weak oversight due to a misaligned and intertwined Board and egregious governance practices have eroded investor confidence and resulted in severe, near-term and long-term underperformance, with total annualized shareholder returns of 0.15% since inception, lagging peers by a vast margin. Shareholders continue to bear the cost of this chronic mismanagement and value destruction, with the Company trading at a persistent discount to its intrinsic value while insiders have extracted hundreds of millions of dollars in compensation.

“Meaningful change is sorely needed and Carronade believes electing all four of its nominees to represent shareholder interests presents the best chance to enact much-needed change at Cannae. Carronade believes Cannae has a unique opportunity to vastly improve shareholder returns by bolstering corporate governance and accountability through the addition of truly independent directors, increasing transparency and improving capital allocation priorities to unlock the inherent value within Cannae’s portfolio. Carronade’s four seasoned and highly knowledgeable nominees each possess the specific expertise and know-how, and most importantly the independence, to pursue these initiatives and are prepared to immediately work with Cannae’s other directors to help identify and execute on further opportunities for value creation for the benefit of all shareholders.”

Shareholders must cast their votes on or before 11:59 pm Pacific Time on December 11, 2025 to ensure they are counted. For more information, including how to vote “FOR” Carronade’s four nominees to the Cannae Board using the GOLD proxy card, please visit ImproveCannae.com.

About Carronade Capital

Carronade Capital Management, LP (“Carronade Capital Management”) is a multi-strategy investment firm based in Darien, Connecticut with approximately $2.7 billion in assets under management that focuses on process driven investments in catalyst-rich situations. Carronade Capital Management, founded in 2019 by industry veteran Dan Gropper, currently employs 17 team members. Carronade Capital was launched on July 1, 2020. Dan Gropper brings with him nearly three decades of special situations credit experience serving in senior roles at distinguished investment firms, including Elliott Management Corporation, Fortress Investment Group and Aurelius Capital Management, LP.

Media Contact:

Paul Caminiti / Jacqueline Zuhse
Reevemark
(212) 433-4600
Carronade@reevemark.com

Investor Contacts:

Andy Taylor / Win Rollins
Carronade Capital Management, LP
(203) 485-0880
ir@carronade.com

Pat McHugh
Okapi Partners LLC
(855) 208-8903
(212) 297-0720
info@okapipartners.com

Disclaimers

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein in any state to any person. This press release does not recommend the purchase or sale of a security. There is no assurance or guarantee with respect to the prices at which any securities of Cannae Holdings, Inc. (the "Company") will trade, and such securities may not trade at prices that may be implied herein. In addition, this press release and the discussions and opinions herein are for general information only, and are not intended to provide financial, legal or investment advice. Each shareholder of the Company should independently evaluate the proxy materials and make a decision that aligns with their own financial interests, consulting with their own advisers, as necessary.

This press release contains forward-looking statements. Forward-looking statements are statements that are not historical facts and may include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words "expects", "anticipates", "believes", "intends", "estimates", "plans", "will be" and similar expressions. Although Carronade Capital and its affiliates believe that the expectations reflected in forward-looking statements contained herein are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties—many of which are difficult to predict and are generally beyond the control of Carronade or the Company—that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In addition, the foregoing considerations and any other publicly stated risks and uncertainties should be read in conjunction with the risks and cautionary statements discussed or identified in the Company's public filings with the U.S. Securities and Exchange Commission, including those listed under "Risk Factors" in the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q . The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, Carronade does not undertake any obligation to update or revise any forward-looking information or statements. Certain information included in this press release is based on data obtained from sources considered to be reliable. Any analyses provided herein is intended to assist the reader in evaluating the matters described herein and may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results. Accordingly, any analyses should not be viewed as factual and should not be relied upon as an accurate prediction of future results. All figures are estimates and, unless required by law, are subject to revision without notice.

Certain of the funds(s) and/or account(s) (“Accounts”) managed by Carronade Capital Management, LP (“Carronade Capital Management”) currently beneficially own shares of the Company. Carronade Capital Management in the business of trading (i.e., buying and selling) securities and intends to continue trading in the securities of the Company. You should assume the Accounts will from time to time sell all or a portion of its holdings of the Company in open market transactions or otherwise, buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such shares. Consequently, Carronade Capital Management's beneficial ownership of shares of, and/or economic interest in, the Company may vary over time depending on various factors, with or without regard to Carronade Capital Management's views of the Company's business, prospects, or valuation (including the market price of the Company's shares), including, without limitation, other investment opportunities available to Carronade Capital Management, concentration of positions in the portfolios managed by Carronade Capital Management, conditions in the securities markets, and general economic and industry conditions. Without limiting the generality of the foregoing, in the event of a change in the Company's share price on or following the date hereof, Carronade Capital Management may buy additional shares or sell all or a portion of its Account’s holdings of the Company (including, in each case, by trading in options, puts, calls, swaps, or other derivative instruments relating to the Company’s shares). Carronade Capital Management also reserves the right to change the opinions expressed herein and its intentions with respect to its investment in the Company, and to take any actions with respect to its investment in the Company as it may deem appropriate, and disclaims any obligation to notify the market or any other party of any such changes or actions, except as required by law.

Additional Information

Carronade Capital Master, LP, together with the other participants in its proxy solicitation (collectively, "Carronade Capital"), has filed a definitive proxy statement and accompanying GOLD universal proxy card with the Securities and Exchange Commission ("SEC") to be used to solicit votes for the election of Carronade Capital’s highly-qualified director nominees at the 2025 annual meeting of shareholders of the Company (the “Annual Meeting”). Shareholders are advised to read the proxy statement (including any amendments or supplements thereto) and any other documents related to the solicitation of shareholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in Carronade Capital’s proxy solicitation. These materials and other materials filed by Carronade Capital with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Carronade Capital with the SEC are also available, without charge, by directing a request to Carronade Capital’s proxy solicitor, Okapi Partners LLC, at its toll-free number (855) 208-8903 or via email at info@okapipartners.com.

Item 3: Also on November 10, 2025, Carronade posted the following material and sponsored advertisements to social media:

Improve Cannae · Follow
8m ·

Read about Carronade's truly independent nominees and our plan to help reverse chronic underperformance at Cannae (CNNE) in our presentation at: https://tinyurl.com/mrxb32zf. Vote GOLD!

CNNE's Cumulative Relative TSR Over the Past 5 Years
50%
0%
-50%
-100%
-150%
-200%
-127%
-154%
Oct-20
Apr-21
Oct-21
Apr-21
Oct-22
Apr-23
Oct-23
Apr-24
Oct-24
Apr-25
Oct-25
CNNE vs Proxy Peers
CNNE vs Russell 2000 Index Financials

Like Comment Share

improve.cannae

CNNE's Cumulative Relative TSR Over the Past 5 Years

50%
0%
-50%
-100%
-150%
-200%
-127%
-154%
Oct-20
Apr-21
Oct-21
Apr-21
Oct-22
Apr-23
Oct-23
Apr-24
Oct-24
Apr-25
Oct-25
CNNE vs Proxy Peers
CNNE vs Russell 2000 Index Financials

improve.cannae Read about Carronade's truly independent nominees and our plan to help reverse chronic underperformance at Cannae (CNNE) in our presentation at the link in our bio. Vote GOLD!

Improve Cannae @ImproveCannae

Read about Carronade's truly independent nominees and our plan to help reverse chronic underperformance at Cannae ($CNNE) in our presentation at: tinyurl.com/mrxb32zf. Vote GOLD!

CNNE's Cumulative Relative TSR Over the Past 5 Years
50%
0%
-50%
-100%
-150%
-200%
Oct-20
Apr-21
Oct-21
Apr-21
Oct-22
Apr-23
Oct-23
Apr-24
Oct-24
Apr-25
Oct-25
-127%
-154%
CNNE vs Proxy Peers
CNNE vs Russell 2000 Index Financials

2:13 PM · Nov 10, 2025 · 2 Views

Item 4: Also on November 10, 2025, Carronade posted the following material and updates to www.ImproveCannae.com: